EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of EveryWare Global, Inc. (the “Company”) on Form 10-Q for the quarter ended June 30, 2014, as filed with the Securities and Exchange Commission (the “Report”), I, Bernard Peters, Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	August 14, 2014	By:	/s/ Bernard Peters
Bernard Peters
Chief Financial Officer
(Principal financial officer)

A signed original of this written statement required by Section 906 has been provided to EveryWare Global, Inc. and will be retained by EveryWare Global, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.